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                         MFS(R) INTERMEDIATE INCOME FUND

                      SUPPLEMENT TO THE CURRENT PROSPECTUS



The description of portfolio managers under the "Management of the Fund - Investment Adviser" section is hereby restated as follows: James J. Calmas, a Vice President of the Adviser, and Stephen C. Bryant, a Senior Vice President of the Adviser, are the portfolio managers of the Fund. Mr. Bryant has been the Fund's portfolio manager since January 1, 1999. Mr. Calmas has been the Fund's portfolio manager since January 15, 1999. Messrs. Calmas and Bryant have been employed as portfolio managers by the Adviser since 1988 and 1987, respectively.








               The date of this Supplement is January 15, 1999.